As filed with the Securities and Exchange Commission on April 10, 2015

Registration No. 333-192681

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

POST-EFFECTIVE AMENDMENT NO. 1
TO

FORM S-3

REGISTRATION STATEMENT
Under the Securities Act of 1933

AVIV REIT, INC.
(OHI Healthcare Properties Holdco, Inc. as successor by merger to Aviv REIT, Inc.)

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	27-3200673 (IRS Employer Identification No.)

c/o Omega Healthcare Investors Inc.

200 International Circle, Suite 3500

Hunt Valley, Maryland 21030
(312) 855-0930

(Address, Including Zip Code and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

C. Taylor Pickett
Chief Executive Officer
Omega Healthcare Investors Inc.
200 International Circle, Suite 3500
Hunt Valley, Maryland
(410) 427-1700
(Name, address and telephone number, including area code, of agent for service)

Copies to:
Eliot Robinson
Terrence Childers
Bryan Cave LLP
1201 West Peachtree Street, NW
Atlanta, GA 30309
(404) 572-6600

Approximate date of commencement of proposed sale to the public: Not applicable. Removal from registration of securities that were not sold pursuant to this registration statement.

If only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

No additional securities are being registered. Registration fees were paid with the original filing of Registration Statement 333-192681  on December 6, 2013. No additional registration fees are required.

TABLE OF CO-REGISTRANTS

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	IRS Employer Identification Number
Aviv Healthcare Properties Limited Partnership	Delaware	35-2249166
Aviv Healthcare Capital Corporation	Delaware	27-4536064
446 Sycamore Road, L.L.C.	Delaware	32-0380782
Alamogordo Aviv, L.L.C.	New Mexico	27-0123540
Arkansas Aviv, L.L.C.	Delaware	30-0509615
Arma Yates, L.L.C.	Delaware	27-3971035
Aviv Asset Management, L.L.C.	Delaware	30-0305067
Aviv Financing I, L.L.C.	Delaware	11-3747125
Aviv Financing II, L.L.C.	Delaware	36-4597042
Aviv Financing III, L.L.C.	Delaware	36-4641210
Aviv Financing IV, L.L.C.	Delaware	27-0836481
Aviv Financing V, L.L.C.	Delaware	27-0836548
Aviv Foothills, L.L.C.	Delaware	36-4572035
Aviv Healthcare Properties Operating Partnership I, L.P.	Delaware	11-3747120
Aviv Liberty, L.L.C.	Delaware	36-4572034
Avon Ohio, L.L.C.	Delaware	36-4601433
Belleville Illinois, L.L.C.	Delaware	32-0188341
Bellingham II Associates, L.L.C.	Delaware	11-3747130
Bethel ALF Property, L.L.C.	Delaware	36-4759871
BHG Aviv, L.L.C.	Delaware	36-4601432
Biglerville Road, L.L.C.	Delaware	35-2410897
Bonham Texas, L.L.C.	Delaware	30-0358809
Bradenton ALF Property, L.L.C.	Delaware	45-4444919
Burton NH Property, L.L.C.	Delaware	11-3714506
California Aviv, L.L.C.	Delaware	38-3786697
California Aviv Two, L.L.C.	Delaware	26-4117080
Camas Associates, L.L.C.	Delaware	36-4340182
Casa/Sierra California Associates, L.L.C.	Delaware	36-4572017
Champaign Williamson Franklin, L.L.C.	Delaware	36-4769741
Chardon Ohio Property, L.L.C.	Delaware	61-1722650
Chatham Aviv, L.L.C.	Delaware	27-0354315
Chenal Arkansas, L.L.C.	Delaware	04-3835270
Chippewa Valley, L.L.C.	Illinois	36-4065826
Clarkston Care, L.L.C.	Delaware	76-0802028
Clayton Associates, L.L.C.	New Mexico	36-4572014
Colonial Madison Associates, L.L.C.	Delaware	38-3741678
Columbia View Associates, L.L.C.	Delaware	36-4204809
Columbus Texas Aviv, L.L.C.	Delaware	38-3735473
Columbus Western Avenue, L.L.C.	Delaware	71-0960205
Commerce Nursing Homes, L.L.C.	Illinois	36-4122632
Commerce Sterling Hart Drive, L.L.C.	Delaware	27-5458991
Conroe Rigby Owen Road, L.L.C.	Delaware	27-5458820
CR Aviv, L.L.C.	Delaware	20-5354773
Crooked River Road, L.L.C.	Delaware	27-5081057
Cuyahoga Falls Property, L.L.C.	Delaware	35-2419468
Darien ALF Property, L.L.C.	Delaware	30-0694838
Denison Texas, L.L.C.	Delaware	32-0173170
East Rollins Street, L.L.C.	Delaware	38-3838004
Edgewood Drive Property, L.L.C.	Delaware	32-0405276
Effingham Associates, L.L.C.	Illinois	36-4150491
Elite Mattoon, L.L.C.	Delaware	36-4454111
Elite Yorkville, L.L.C.	Delaware	36-4454114
Falcon Four Property Holding, L.L.C.	Delaware	46-3986352
Falcon Four Property, L.L.C.	Delaware	30-0794160
Falfurrias Texas, L.L.C.	Delaware	61-1501714

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	IRS Employer Identification Number
Florida ALF Properties, L.L.C.	Delaware	32-0417622
Florida Four Properties, L.L.C.	Delaware	35-2456486
Fort Stockton Property, L.L.C.	Delaware	38-3918639
Fountain Associates, L.L.C.	Delaware	36-4572016
Four Fountains Aviv, L.L.C.	Delaware	36-4601434
Fredericksburg South Adams Street, L.L.C.	Delaware	27-5459311
Freewater Oregon, L.L.C.	Delaware	36-2280966
Fullerton California, L.L.C.	Delaware	36-4480527
Gardnerville Property, L.L.C.	Delaware	37-1657201
Germantown Property, L.L.C.	Delaware	45-4444655
Giltex Care, L.L.C.	Delaware	36-4572036
Glendale NH Property, L.L.C.	Delaware	61-1686455
Gonzales Texas Property, L.L.C.	Delaware	32-0403901
Great Bend Property, L.L.C.	Delaware	27-3971138
Heritage Monterey Associates, L.L.C.	Illinois	36-4056688
HHM Aviv, L.L.C.	Delaware	32-0205746
Hidden Acres Property, L.L.C.	Delaware	27-2457250
Highland Leasehold, L.L.C.	Delaware	20-2873499
Hobbs Associates, L.L.C.	Illinois	36-4177337
Hot Springs Aviv, L.L.C.	Delaware	30-0470700
Houston Texas Aviv, L.L.C.	Delaware	36-4587739
Hutchinson Kansas, L.L.C.	Delaware	51-0559326
Idaho Associates, L.L.C.	Illinois	36-4114446
Iowa Lincoln County Property, L.L.C.	Delaware	45-4445450
Jasper Springhill Street, L.L.C.	Delaware	27-5458704
Kansas Five Property, L.L.C.	Delaware	36-1647542
Karan Associates, L.L.C.	Delaware	11-3747208
Karan Associates Two, L.L.C.	Delaware	61-1514965
KB Northwest Associates, L.L.C.	Delaware	36-4572025
Kingsville Texas, L.L.C.	Delaware	37-1522939
Louisville Dutchmans Property, L.L.C.	Delaware	61-1715555
Magnolia Drive Property, L.L.C.	Delaware	30-0793756
Manor Associates, L.L.C.	Delaware	36-4572020
Mansfield Aviv, L.L.C.	Delaware	32-0183852
Massachusetts Nursing Homes, L.L.C.	Delaware	20-2873416
McCarthy Street Property, L.L.C.	Delaware	38-3855495
Minnesota Associates, L.L.C.	Delaware	36-4469552
Mishawaka Property, L.L.C.	Delaware	36-4734067
Missouri Associates, L.L.C.	Delaware	36-4572033
Missouri Regency Associates, L.L.C.	Delaware	36-4572031
Montana Associates, L.L.C.	Illinois	36-4149849
Monterey Park Leasehold Mortgage, L.L.C.	Delaware	32-0267202
Mount Washington Property, L.L.C.	Delaware	45-5010153
Mt. Vernon Texas, L.L.C.	Delaware	35-2270167
Murray County, L.L.C.	Delaware	36-4708756
New Hope Property, L.L.C.	Delaware	61-1720871
Newtown ALF Property, L.L.C.	Delaware	27-4083571
N.M. Bloomfield Three Plus One Limited Company	New Mexico	74-2748292
N.M. Espanola Three Plus One Limited Company	New Mexico	74-2748289
N.M. Lordsburg Three Plus One Limited Company	New Mexico	74-2748286
N.M. Silver City Three Plus One Limited Company	New Mexico	74-2748283
North Royalton Ohio Property, L.L.C.	Delaware	37-1729308
Norwalk ALF Property, L.L.C.	Delaware	27-4083805
Oakland Nursing Homes, L.L.C.	Delaware	36-4572018
October Associates, L.L.C.	Delaware	36-4572030
Ogden Associates, L.L.C.	Delaware	36-4412291
Ohio Aviv, L.L.C.	Delaware	36-4597043

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	IRS Employer Identification Number
Ohio Aviv Two, L.L.C.	Delaware	27-5081906
Ohio Aviv Three, L.L.C.	Delaware	27-5082021
Ohio Indiana Property, L.L.C.	Delaware	36-4764623
Ohio Pennsylvania Property, L.L.C.	Delaware	32-0350654
Oklahoma Two Property, L.L.C.	Delaware	37-1695177
Oklahoma Warr Wind, L.L.C.	Delaware	38-3886603
Omaha Associates, L.L.C.	Delaware	36-4572019
Orange ALF Property, L.L.C.	Delaware	27-4083471
Orange, L.L.C.	Illinois	36-4095365
Oregon Associates, L.L.C.	Delaware	36-4572024
Oso Avenue Property, L.L.C.	Delaware	30-0767014
Peabody Associates, L.L.C.	Delaware	36-4572029
Peabody Associates Two, L.L.C.	Delaware	27-5346222
Pennington Road Property, L.L.C.	Delaware	36-4768380
Pocatello Idaho Property, L.L.C.	Delaware	35-2449870
Pomona Vista L.L.C.	Illinois	36-4111095
Prescott Arkansas, L.L.C.	Delaware	04-3835264
Raton Property Limited Company	New Mexico	36-4111094
Ravenna Ohio Property, L.L.C.	Delaware	61-1692048
Red Rocks, L.L.C.	Illinois	36-4192351
Richland Washington, L.L.C.	Delaware	26-0081509
Riverside Nursing Home Associates, L.L.C.	Delaware	36-4340184
Riverside Nursing Home Associates Two, L.L.C.	Delaware	27-3524946
Rockingham Drive Property, L.L.C.	Delaware	35-2485732
Rose Baldwin Park Property L.L.C.	Illinois	36-4111092
Salem Associates, L.L.C.	Delaware	36-4572028
San Juan NH Property, L.L.C.	Delaware	11-3714511
Sandalwood Arkansas Property, L.L.C.	Delaware	61-1665105
Santa Ana-Bartlett, L.L.C.	Illinois	36-4212739
Santa Fe Missouri Associates, L.L.C.	Illinois	36-4165126
Savoy/Bonham Venture, L.L.C.	Delaware	36-4572026
Searcy Aviv, L.L.C.	Delaware	38-3779442
Sedgwick Properties, L.L.C.	Delaware	36-4694767
Seguin Texas Property, L.L.C.	Delaware	35-2456377
Sierra Ponds Property, L.L.C.	Delaware	38-3888430
Skyview Associates, L.L.C.	Delaware	36-4572023
Southeast Missouri Property, L.L.C.	Delaware	27-3502072
Southern California Nevada, L.L.C.	Delaware	30-0705746
Star City Arkansas, L.L.C.	Delaware	43-2089308
Sun-Mesa Properties, L.L.C.	Illinois	36-4047650
Texas Fifteen Property, L.L.C.	Delaware	35-2437626
Texhoma Avenue Property, L.L.C.	Delaware	35-2470607
Tujunga, L.L.C.	Delaware	36-4389732
VRB Aviv, L.L.C.	Delaware	76-0802032
Washington-Oregon Associates, L.L.C.	Illinois	36-4192347
Watauga Associates, L.L.C.	Illinois	36-4163268
Wellington Leasehold, L.L.C.	Delaware	27-3971187
West Pearl Street, L.L.C.	Delaware	81-0637081
Wheeler Healthcare Associates, L.L.C.	Texas	74-2752353
Whitlock Street Property, L.L.C.	Delaware	32-0419832
Willis Texas Aviv, L.L.C.	Delaware	37-1522942
Yuba Aviv, L.L.C.	Delaware	11-3750228

TERMINATION OF REGISTRATION

This Post-Effective Amendment No. 1, filed by OHI Healthcare Properties Holdco, Inc., a Delaware corporation (“Merger Sub”), as successor by merger to Aviv REIT, Inc., a Maryland corporation (the “Company”), deregisters all of the Company’s securities that had been registered on the Company’s Registration Statement on Form S-3 (File No. 333-192681) (the “Registration Statement”) that remained unsold as of the date hereof.

On April 1, 2015, pursuant to an Agreement and Plan of Merger, dated as of October 30, 2014, by and among Omega Healthcare Investors, Inc., a Maryland corporation (“Omega”), Merger Sub, OHI Healthcare Properties Limited Partnership, a Delaware limited partnership, the Company and Aviv Healthcare Limited Partnership, a Delaware limited partnership, the Company merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Omega (the “Merger”). In accordance with an undertaking made by the Company in the Registration Statement to remove from registration, by means of a post-effective amendment, any of the Company’s securities that remain unsold at the termination of the offering, the Company hereby removes from registration all securities under the Registration Statement that remain unsold as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Hunt Valley, State of Maryland on April 10, 2015.

OHI HEALTHCARE PROPERTIES HOLDCO, INC. (as successor by merger to Aviv REIT, Inc.)

By:	/s/ C. Taylor Pickett
Name: C. Taylor Pickett
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on this 10th day of April 2015.

Signature	Position

/s/ C. Taylor Pickett
C. Taylor Pickett	Chief Executive Officer (Principal Executive Officer)

/s/ Robert O. Stephenson
Robert O. Stephenson	Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ Michael D. Ritz
Michael D. Ritz	Chief Accounting Officer

/s/ Robert O. Stephenson
Robert O. Stephenson	Sole Director, Officer of General Partner or Officer of Sole Member

Pursuant to the requirements of the Securities Act of 1933, as amended, C. Taylor Pickett has duly caused this registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the City of Hunt Valley, State of Maryland, on this 10th day of April 2015.

Aviv Healthcare Properties Limited Partnership
Aviv Healthcare Capital Corporation
446 Sycamore Road, L.L.C.
Alamogordo Aviv, L.L.C.
Arkansas Aviv, L.L.C.
Arma Yates, L.L.C.
Aviv Asset Management, L.L.C.
Aviv Financing I, L.L.C.
Aviv Financing II, L.L.C.
Aviv Financing III, L.L.C.
Aviv Financing IV, L.L.C.
Aviv Financing V, L.L.C.
Aviv Foothills, L.L.C.
Aviv Healthcare Properties Operating Partnership I, L.P.
Aviv Liberty, L.L.C.
Avon Ohio, L.L.C.
Belleville Illinois, L.L.C.
Bellingham II Associates, L.L.C.
Bethel ALF Property, L.L.C.
BHG Aviv, L.L.C.
Biglerville Road, L.L.C.
Bonham Texas, L.L.C.
Bradenton ALF Property, L.L.C.
Burton NH Property, L.L.C.
California Aviv, L.L.C.
California Aviv Two, L.L.C.
Camas Associates, L.L.C.
Casa/Sierra California Associates, L.L.C.
Champaign Williamson Franklin, L.L.C.
Chardon Ohio Property, L.L.C.
Chatham Aviv, L.L.C.
Chenal Arkansas, L.L.C.
Chippewa Valley, L.L.C.
Clarkston Care, L.L.C.
Clayton Associates, L.L.C.
Colonial Madison Associates, L.L.C.
Columbia View Associates, L.L.C.
Columbus Texas Aviv, L.L.C.
Columbus Western Avenue, L.L.C.
Commerce Nursing Homes, L.L.C.
Commerce Sterling Hart Drive, L.L.C.
Conroe Rigby Owen Road, L.L.C.
CR Aviv, L.L.C.
Crooked River Road, L.L.C.
Cuyahoga Falls Property, L.L.C.
Darien ALF Property, L.L.C.
Denison Texas, L.L.C.
East Rollins Street, L.L.C.
Edgewood Drive Property, L.L.C.
Effingham Associates, L.L.C.
Elite Mattoon, L.L.C.
Elite Yorkville, L.L.C.
Falcon Four Property Holding, L.L.C.
Falcon Four Property, L.L.C.
Falfurrias Texas, L.L.C.

Florida ALF Properties, L.L.C.
Florida Four Properties, L.L.C.
Fort Stockton Property, L.L.C.
Fountain Associates, L.L.C.
Four Fountains Aviv, L.L.C.
Fredericksburg South Adams Street, L.L.C.
Freewater Oregon, L.L.C.
Fullerton California, L.L.C.
Gardnerville Property, L.L.C.
Germantown Property, L.L.C.
Giltex Care, L.L.C.
Glendale NH Property, L.L.C.
Gonzales Texas Property, L.L.C.
Great Bend Property, L.L.C.
Heritage Monterey Associates, L.L.C.
HHM Aviv, L.L.C.
Hidden Acres Property, L.L.C.
Highland Leasehold, L.L.C.
Hobbs Associates, L.L.C.
Hot Springs Aviv, L.L.C.
Houston Texas Aviv, L.L.C.
Hutchinson Kansas, L.L.C.
Idaho Associates, L.L.C.
Iowa Lincoln County Property, L.L.C.
Jasper Springhill Street, L.L.C.
Kansas Five Property, L.L.C.
Karan Associates, L.L.C.
Karan Associates Two, L.L.C.
KB Northwest Associates, L.L.C.
Kingsville Texas, L.L.C.
Louisville Dutchmans Property, L.L.C.
Magnolia Drive Property, L.L.C.
Manor Associates, L.L.C.
Mansfield Aviv, L.L.C.
Massachusetts Nursing Homes, L.L.C.
McCarthy Street Property, L.L.C.
Minnesota Associates, L.L.C.
Mishawaka Property, L.L.C.
Missouri Associates, L.L.C.
Missouri Regency Associates, L.L.C.
Montana Associates, L.L.C.
Monterey Park Leasehold Mortgage, L.L.C.
Mount Washington Property, L.L.C.
Mt. Vernon Texas, L.L.C.
Murray County, L.L.C.
New Hope Property, L.L.C.
Newtown ALF Property, L.L.C.
N.M. Bloomfield Three Plus One Limited Company
N.M. Espanola Three Plus One Limited Company
N.M. Lordsburg Three Plus One Limited Company
N.M. Silver City Three Plus One Limited Company
North Royalton Ohio Property, L.L.C.
Norwalk ALF Property, L.L.C.
Oakland Nursing Homes, L.L.C.
October Associates, L.L.C.
Ogden Associates, L.L.C.
Ohio Aviv, L.L.C.
Ohio Aviv Two, L.L.C.
Ohio Aviv Three, L.L.C.

Ohio Indiana Property, L.L.C.
Ohio Pennsylvania Property, L.L.C.
Oklahoma Two Property, L.L.C.
Oklahoma Warr Wind, L.L.C.
Omaha Associates, L.L.C.
Orange ALF Property, L.L.C.
Orange, L.L.C.
Oregon Associates, L.L.C.
Oso Avenue Property, L.L.C.
Peabody Associates, L.L.C.
Peabody Associates Two, L.L.C.
Pennington Road Property, L.L.C.
Pocatello Idaho Property, L.L.C.
Pomona Vista L.L.C.
Prescott Arkansas, L.L.C.
Raton Property Limited Company
Ravenna Ohio Property, L.L.C.
Red Rocks, L.L.C.
Richland Washington, L.L.C.
Riverside Nursing Home Associates, L.L.C.
Riverside Nursing Home Associates Two, L.L.C.
Rockingham Drive Property, L.L.C.
Rose Baldwin Park Property L.L.C.
Salem Associates, L.L.C.
San Juan NH Property, L.L.C.
Sandalwood Arkansas Property, L.L.C.
Santa Ana-Bartlett, L.L.C.
Santa Fe Missouri Associates, L.L.C.
Savoy/Bonham Venture, L.L.C.
Searcy Aviv, L.L.C.
Sedgwick Properties, L.L.C.
Seguin Texas Property, L.L.C.
Sierra Ponds Property, L.L.C.
Skyview Associates, L.L.C.
Southeast Missouri Property, L.L.C.
Southern California Nevada, L.L.C.
Star City Arkansas, L.L.C.
Sun-Mesa Properties, L.L.C.
Texas Fifteen Property, L.L.C.
Texhoma Avenue Property, L.L.C.
Tujunga, L.L.C.
VRB Aviv, L.L.C.
Washington-Oregon Associates, L.L.C.
Watauga Associates, L.L.C.
Wellington Leasehold, L.L.C.
West Pearl Street, L.L.C.
Wheeler Healthcare Associates, L.L.C.
Whitlock Street Property, L.L.C.
Willis Texas Aviv, L.L.C.
Yuba Aviv, L.L.C.

By:	/s/ C. Taylor Pickett
Name: C. Taylor Pickett
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on this 10th day of April 2015.

Signature	Position

/s/ C. Taylor Pickett
C. Taylor Pickett	Chief Executive Officer (Principal Executive Officer)

/s/ Robert O. Stephenson
Robert O. Stephenson	Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ Michael D. Ritz
Michael D. Ritz	Chief Accounting Officer

/s/ Robert O. Stephenson
Robert O. Stephenson	Sole Director, Officer of General Partner or Officer of Sole Member